Exhibit 10.6.2

SUPPLEMENTAL MASTER MORTGAGE INDENTURE NO. 24

Between

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

And

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Master Trustee

dated effective as of October 8, 2010

Supplemental to

Master First Mortgage Indenture,

Deed of Trust and Security Agreement

Amended, Restated and Effective as of December 15, 1999,

as further supplemented to date

In connection with

Reopening and Amending of Series 2010A Secured Obligations

THIS INSTRUMENT GRANTS A SECURITY INTEREST IN A TRANSMITTING UTILITY. THE ADDRESSES AND THE SIGNATURES OF THE PARTIES TO THIS INSTRUMENT ARE STATED ON THE SIGNATURE PAGES. THE TYPES OF PROPERTY COVERED BY THIS INSTRUMENT ARE DESCRIBED IN SECTIONS 1.01 AND 1.02 OF THIS INSTRUMENT. THIS INSTRUMENT CONTAINS AN AFTER-ACQUIRED PROPERTY CLAUSE. PROCEEDS AND PRODUCTS OF COLLATERAL ARE COVERED BY THIS INSTRUMENT. FUTURE ADVANCES AND FUTURE OBLIGATIONS ARE SECURED BY THIS INSTRUMENT. THIS MORTGAGE SECURES CREDIT IN THE AMOUNT OF UP TO $5,000,000,000 AND ADVANCES UP TO THIS AMOUNT, TOGETHER WITH INTEREST, ARE SENIOR TO OTHER CREDITORS UNDER SUBSEQUENTLY FILED AND RECORDED MORTGAGES OR LIENS.

TAXPAYER IDENTIFICATION NUMBER 84-0464189

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Attachment 1	Form of First Mortgage Bonds due June 15, 2040

Exhibit A-23	Certain Additional Real Property

Exhibit B	List of Certain Contracts Subject to the Lien of the Indenture

Revised Exhibit E-20	Description of Series 2010A Secured Obligations (as revised)

Exhibit H-23

Recording Data of the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-first Supplemental Indenture, the Twenty-second Supplemental Indenture, and the Twenty-third Supplemental Indenture for the purpose of providing access to the full and complete descriptions of all property encumbered thereby (less any property released of record), and in the case of filings in Kansas, Nebraska, and Wyoming, full descriptions of property encumbered in Kansas, Nebraska, and Wyoming.

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SUPPLEMENTAL MASTER MORTGAGE INDENTURE NO. 24

THIS SUPPLEMENTAL MASTER MORTGAGE INDENTURE NO. 24, dated and effective as of October 8, 2010 (this “Twenty-fourth Supplemental Indenture”), is between WELLS FARGO BANK, NATIONAL ASSOCIATION, (as successor through consolidation to Wells Fargo Bank West, National Association), a national banking association having a corporate trust office in Denver, Colorado (the “Trustee”), and TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a cooperative corporation organized and existing under the laws of the State of Colorado (the “Company”).

RECITALS

WHEREAS, the Company entered into the Master First Mortgage Indenture, Deed of Trust and Security Agreement, between the Company and the Trustee, amended, restated, and effective as of December 15, 1999 as amended and supplemented by Supplemental Master Mortgage Indenture No. 1, dated as of June 30, 2000 (the “First Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 2, dated effective as of July 1, 2000 (the “Second Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 3, dated effective as of December 19, 2000 (the “Third Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 4, dated as of May 15, 2001 (the “Fourth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 5, dated effective as of November 13, 2001 (the “Fifth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 6, dated effective as of April 22, 2002 (the “Sixth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 7, dated effective as of October 24, 2002 (the “Seventh Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 8, dated effective as of December 27, 2002 (the “Eighth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 9, dated effective as of July 31, 2003 (the “Ninth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 10, dated effective as of March 30, 2004 (the “Tenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 11, dated effective as of September 16, 2004 (the “Eleventh Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 12, dated effective as of July 12, 2005 (the “Twelfth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 13, dated effective as of September 27, 2005 (the “Thirteenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 14, dated effective as of June 8, 2006 (the “Fourteenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 15, dated effective as of December 7, 2006 (the “Fifteenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 16, dated effective as of May 4, 2007 (“Sixteenth Supplemental Indenture”). Supplemental Master Mortgage Indenture No. 17, dated effective as of February 4, 2009 (“Seventeenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 18, dated effective as of April 8, 2009 (“Eighteenth Supplemental Indenture”). Supplemental Master Mortgage Indenture No. 19, dated effective as of July 30, 2009 (“Nineteenth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 20, dated effective as of July 30, 2009 (“Twentieth Supplemental Indenture”), Supplemental Master Mortgage Indenture No. 21, dated effective as of October 8, 2009 (“Twenty-first Supplemental

Indenture”), Supplemental Master Mortgage Indenture No. 22, dated effective as of January 5, 2010 (“Twenty-second Supplemental Indenture”), and Supplemental Master Mortgage Indenture No. 23, dated effective as of June 8, 2010 (“Twenty-third Supplemental Indenture”) (collectively, the “Original Indenture”), for the purpose of providing for the issuance and securing of its senior secured debt thereunder; and

WHEREAS, pursuant to the Twenty-third Supplemental Indenture, the Company issued and sold a series of First Mortgage Bonds consisting of a series of 6.000% First Mortgage Bonds due June 15, 2040 in the initial aggregate principal amount of $400,000,000 (the “Initial Bonds”), which were issued for the purpose of financing capital expenditures, the repayment of certain Company indebtedness, and for other corporate purposes and originally known as the Series 2010A Secured Obligations (“Original Series 2010A Secured Obligations”); and

WHEREAS, pursuant to Section 9.05 of the Original Indenture and Section 3.01 of the Twenty-third Supplemental Indenture, the Company may without the consent of the Holders of the Initial Bonds reopen the Original Series 2010A Secured Obligations and issue additional 6.000% First Mortgage Bonds due June 15, 2040; and

WHEREAS, pursuant to Sections 2.09, 4.02, 9.01(a) and 9.05 of the Original Indenture, Section 3.01 of the Twenty-third Supplemental Indenture, and the Purchase Agreement dated as of October 5, 2010 (the “New Bond Purchase Agreement”) between the Company and Credit Suisse Securities (USA) LLC as representative of the several purchasers as specified therein (the “Initial Purchaser”), the Company has issued and sold an additional $100,000,000 of such 6.000% First Mortgage Bonds due June 15, 2040 (the “Additional Bonds,” together with the Initial Bonds and as more particularly described in this Twenty-fourth Supplemental Indenture and in Exhibit E-20 as revised herein (the “Revised Exhibit E-20”) and Attachment 1, and together with any substitute bonds issued in exchange therefor pursuant to the Original Indenture, the Twenty-third Supplemental Indenture, or this Twenty-fourth Supplemental Indenture, the “Secured Bonds”) which are issued for the purpose of financing capital expenditures, the repayment of certain Company indebtedness, and for other corporate purposes, to be known collectively with the Initial Bonds as the Tri-State Generation and Transmission Association, Inc. Electric System Secured Obligations, Series 2010A (the “Series 2010A Secured Obligations”), and to further supplement the Original Indenture and to amend the Twenty-third Supplemental Indenture in order to authorize the issuance of the Additional Bonds as part of the Series 2010A Secured Obligations; and

WHEREAS, as permitted by Sections 2.02 and 2.12 of the Original Indenture, the Company has requested the Trustee to authenticate the Additional Bonds as part of the Series 2010A Secured Obligations and to deliver them to the Initial Purchaser pursuant to the New Bond Purchase Agreement, and such Series 2010A Secured Obligations pursuant to Section 2.04 of the Original Indenture shall be entitled to the lien of the Indenture on a parity with all other Secured Obligations Outstanding under the Indenture; and

WHEREAS, the Original Indenture has been filed of record in the official public records as described more particularly on Exhibit H-23 hereto; and

WHEREAS, in addition to the property described in the Original Indenture, the Company has acquired certain other property, rights and interests in property; and

WHEREAS, all acts and things necessary to make this Twenty-fourth Supplemental Indenture the valid, legal, and binding obligation of the Company and to make the Additional Bonds issued pursuant to this Twenty-fourth Supplemental Indenture, when executed by the Company and authenticated and delivered by the Trustee and issued hereunder the valid binding and legal obligations of the Company and to constitute these presents, together with the Original Indenture, a valid indenture and agreement according to its terms, having been done and performed, and the execution of this Twenty-fourth Supplemental Indenture having in all respects been duly authorized, the Original Indenture as amended by this Twenty-fourth Supplemental Indenture (as so amended, the “Indenture”) shall be amended and supplemented as follows:

ARTICLE I — TRUST ESTATE

Section 1.01                Confirmation of Granting Clause.

The Company hereby confirms and ratifies each of the Granting Clauses contained in the Original Indenture in order to secure the payment of the principal of, premium, if any, and interest and any other amounts due on the Additional Bonds.

Section 1.02                Supplemental Grant.

Pursuant to GRANTING CLAUSE THIRD of the Original Indenture and in order to secure the payment of the principal of, premium, if any, and interest and any other amounts due on the Additional Bonds, and the performance of the covenants therein and in the Indenture contained, and to declare the terms and conditions on which the Additional Bonds are secured, and in consideration of the premises and of the acceptance of the Additional Bonds, by the Holders thereof, the Company by these presents does grant, bargain, sell, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, to be held in trust, together with the Trust Estate described in the Original Indenture, all property, rights, privileges and franchises of the Company of every kind and description, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired by the Company, wherever located, and grants a security interest therein for the purposes herein expressed, except any Excluded Property and any Excepted Property (each as defined in the Indenture) hereinafter expressly excepted from the lien hereof, or any property which has been disposed of pursuant to the terms of the Indenture, and including, without limitation, all and singular the following:

All right, title and interest of the Company in and to the real property more particularly described in Exhibit A-23 attached hereto, which identifies the real property acquired by the Company and not previously described in the Original Indenture; and

A security interest in the Equipment, Contract Rights, General Intangibles and Proceeds (each as defined in the Original Indenture) of the personal property acquired by the Company since the recording of the Twenty-third Supplemental Indenture; and in any funds, rights, rents, revenues and accounts receivable and general intangibles (including choses in action and judgments) arising under any contract subject to the lien of the Indenture all as described in GRANTING CLAUSE SECOND of the Indenture, acquired by the Company since the recording of the Twenty-third Supplemental Indenture.

ARTICLE II — DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 2.01                Definitions of Words and Terms.

Words and terms used in this Twenty-fourth Supplemental Indenture and not otherwise defined herein shall, except as otherwise stated, have the meanings assigned to them in the Original Indenture.

The following definitions shall be added to Section 1.01 of the Indenture in alphabetical order:

“Twenty-fourth Supplemental Indenture” shall mean this Supplemental Master Mortgage Indenture No. 24, between the Company and the Trustee, dated effective as of October 8, 2010.

The following definition, as defined in the Original Indenture (and more particularly as established and defined in the Twenty-third Supplemental Indenture), shall be amended as follows:

“Series 2010A Secured Obligations” shall mean the Tri-State Generation and Transmission Association, Inc. Electric System Secured Obligations, Series 2010A, designated on Exhibit E-20 of the Twenty-third Supplemental Indenture as revised by the Revised Exhibit E-20 of Twenty-fourth Supplemental Indenture, authorized by the Original Indenture as amended and supplemented by this Twenty-fourth Supplemental Indenture.

The following definition defined in the Twenty-third Supplemental Indenture) shall be amended as follows:

“Secured Bonds” shall mean a series of First Mortgage Bonds consisting of a series of 6.000% First Mortgage Bonds due June 15, 2040, in the initial principal amount of $400,000,000 issued pursuant to the Twenty-third Supplemental Indenture and an additional principal amount of $100,000,000 issued pursuant to the Twenty-fourth Supplemental Indenture, with a total aggregate principal amount of $500,000,000.

Section 2.02                Conflicts with Supplemental Indentures.

Supplemental Indentures may contain covenants which are different than the covenants of the Company contained in this Twenty-fourth Supplemental Indenture provided that such covenants shall not conflict with the Original Indenture (except as permitted under Article IX of the Original Indenture). Such covenants are intended to be supplemental hereto and the Company shall be obligated to comply with all covenants concerning any matter whether contained in a Supplemental Indenture or this Twenty-fourth Supplemental Indenture so long as such Supplemental Indenture is in effect.

ARTICLE III — AUTHORIZATION AND TERMS OF THE SERIES 2010A SECURED OBLIGATIONS

Section 3.01                Authorization of Series 2010A Secured Obligations.

(a)                                 The Company hereby authorizes the reopening and amending of the Original Series 2010A Secured Obligations and the issuance and authentication of the Additional Bonds consisting of a Series 6.000% First Mortgage Bonds due June 15, 2040 in an additional principal amount of $100,000,000; provided that the Company may, without the consent of the Holders of the Secured Bonds, reopen this series and issue additional Secured Bonds under the Indenture in addition to the $500,000,000 of Secured Bonds authorized as of the date hereof. The Additional Bonds due June 15, 2040, shall be in the form attached as Attachment 1 hereto. The Secured Bonds shall constitute, in the aggregate, the Tri-State Generation and Transmission Association, Inc. Electric System Secured Obligations, Series 2010A.

(b)                                 Each Additional Bond issued hereunder shall be executed and delivered on behalf of the Company by one of its authorized signatories, be in fully registered form, be dated the date of original issuance of such Additional Bond, and be in minimum denominations of not less than $1,000 and integral multiples of $1,000 in excess thereof. Any Additional Bond may be signed by a Person who, at the actual date of the execution of such Additional Bond, is an authorized signatory of the Company although at the nominal date of such Additional Bond such Person may not have been an authorized signatory of the Company.

(c)                                  On the Closing Date (as defined in the New Bond Purchase Agreement), the Additional Bonds consisting of 6.000% First Mortgage Bonds due June 15, 2040, in the aggregate principal amount of $100,000,000 and dated October 8, 2010, shall be initially represented by one Additional Bond in global form (the “Additional Global Bond”). The

Company hereby designates Cede & Co., as nominee of The Depository Trust Company, New York, New York, the Securities Depository, as registered holder pursuant to Section 2.09 of the Original Indenture (the “Note Holder”), and the Additional Global Bond shall be dated as of October 8, 2010. The Trustee shall execute a certificate of authentication to such Additional Global Bond which shall indicate that such Additional Global Bond is a Secured Obligation hereunder. The Additional Global Bond will be deposited with the Trustee, as custodian for the Note Holder. Upon deposit with the Trustee, as custodian, of the Additional Global Bond, the Trustee may upon receipt by the Trustee of a request from the Note Holder, exchange both the Initial Bonds represented by one Initial Bond in global form (the “Initial Global Bond”) and the Additional Global Bond for a single global bond in the aggregate principal amount of both exchanged bonds (the “Exchanged Global Bond”) and the Company shall execute and the Trustee shall authenticate and deposit the Exchanged Global Bond with the Trustee, as custodian for the Note Holder. Upon authentication and deposit of such Exchanged Global Bond, the Initial Global Bond and Additional Global Bond shall be cancelled by the Trustee.

The Additional Global Bonds and the Exchanged Global Bonds shall be subject to the transfer and exchange provisions of Section 3.01(c) of the Twenty-third Supplemental Indenture.

(d)                                 The Additional Bonds are being issued for the purpose of financing capital expenditures, the repayment of certain Company indebtedness, and for other corporate purposes.

(e)                                  The Additional Bonds will bear interest payable semi-annually on June 15 and December 15 of each year, beginning on December 15, 2010, at the rates as set forth in the form of the Additional Bonds attached hereto as Attachment 1. If any date for the payment of interest, principal or premium, if any falls on a day which is not a Business Day, all payments to be made on such day shall be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no additional interest shall be payable as a result of such delay in payment.

(f)                                   No Additional Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Additional Bond or on an allonge thereto a certificate of authentication substantially in the form provided in Section 3.01(f) of the Twenty-third Supplemental Indenture.

(g)                                  Pursuant to Section 2.02(b) of the Original Indenture, attached as Attachment 1 hereto is the form of the Additional Bond due June 15, 2040. Also attached is Revised Exhibit E-20, a description of the principal amount, maturity date, interest rate, and other terms of the Series 2010A Secured Obligations.

(h)                                 The Additional Bonds will be consolidated and form a single series with the outstanding Initial Bonds, to which the Additional Bonds are identical in all terms and conditions except as to date of issuance and issue price.

Section 3.02                Additional Bonds subject to Twenty-third Supplemental Indenture.

The Additional Bonds shall be subject to all the terms and entitled to all the benefits of the Secured Bonds set forth in the Twenty-third Supplemental Indenture, including but not limited to Sections 3.02, 3.03, 3.04, 3.05, 5.03 and 5.04.

Section 3.03                Redemption and Prepayment.

The Additional Bonds shall be redeemable or prepayable in accordance with the terms of the Additional Bonds attached hereto as Attachment 1.

ARTICLE IV — SUPPLEMENTS TO CERTAIN EXHIBITS

Section 4.01                Supplements to Exhibits to Original Indenture.

Exhibit A attached to the Original Indenture, as previously supplemented, is hereby supplemented by Exhibit A-23 attached hereto. Exhibit B to the Original Indenture is hereby amended and restated in its entirety to read as set forth in Exhibit B attached hereto. Exhibit E-20 to the Original Indenture is hereby amended and restated in its entirety to read as set forth in Revised Exhibit E-20 attached hereto. Exhibit H-23 is hereby incorporated into the Indenture as attached hereto. All Exhibits and Attachment including the form of the Additional Bonds of this Twenty-fourth Supplemental Indenture are incorporated herein by reference.

ARTICLE V — REPRESENTATIONS AND WARRANTIES

Section 5.01                Representations and Warranties.

The Company represents and warrants that (a) it is duly authorized under the laws of the State of Colorado and all other applicable provisions of law to execute this Twenty-fourth Supplemental Indenture and to issue the Additional Bonds, (b) all corporate action on the part of the Company required by its organizational documents and the Original Indenture to establish this Twenty-fourth Supplemental Indenture and the Additional Bonds as a binding and enforceable obligation of the Company has been duly and effectively taken, and (c) all requirements of the Original Indenture, including but not limited to the requirements of Sections 2.02, 2.12, and 4.02, for the issuance and authentication of the Additional Bonds have been satisfied.

Section 5.02                Covenants under the Original Indenture.

The Company confirms, covenants and agrees that so long as any Additional Bonds remain Outstanding, it will deliver to the Trustee all reports, opinions and other documents required by the Original Indenture to be submitted to the Trustee at the time said reports, opinions or other documents are required to be submitted to the Trustee, and that it will faithfully perform or cause to be performed at all times any and all covenants, agreements and undertakings required on the part of the Company contained in the Indenture and the Additional

Bonds. The Company further confirms its covenants and agrees with its undertakings in the Original Indenture.

ARTICLE VI — MISCELLANEOUS PROVISIONS

Section 6.01                Ratification of Indenture.

The Original Indenture as amended and supplemented by this Twenty-fourth Supplemental Indenture is in all respects ratified and confirmed, except as to any liens created by the Original Indenture which have been heretofore released of record, and the Original Indenture as so amended and supplemented shall be read, taken and construed as one and the same instrument. Except as herein otherwise expressly provided, all the provisions, definitions, terms and conditions of the Original Indenture shall be deemed to be incorporated in, and made a part of, this Twenty-fourth Supplemental Indenture. All references to “this Indenture” or to “the Indenture” or to “hereunder” in the Indenture shall be to the Original Indenture, as amended and supplemented by this Twenty-fourth Supplemental Indenture, and as otherwise amended and supplemented from time to time. Except as amended and supplemented by this Twenty-fourth Supplemental Indenture, and except as to any liens created by the Original Indenture which have heretofore been released of record, the Original Indenture remains in full force and effect and is hereby ratified in full by the parties hereto.

Section 6.02                Benefits of Indenture.

Nothing in this Twenty-fourth Supplemental Indenture is intended to give any Person, other than the parties hereto and the Holders of Outstanding Secured Obligations, any benefit or any legal or equitable right, remedy or claim under this Twenty-fourth Supplemental Indenture.

Section 6.03                Provisions of the Indenture to Control.

The provisions of Article VII of the Indenture shall control the terms under which the Trustee shall serve under this Twenty-fourth Supplemental Indenture.

Section 6.04                Binding Effect.

All the covenants, stipulations, promises and agreements in this Twenty-fourth Supplemental Indenture by or on behalf of the Company shall inure to the benefit of the parties hereto and the Holders, and shall bind their respective successors and assigns, whether so expressed or not.

Section 6.05                Severability Clause.

In case any provision in this Twenty-fourth Supplemental Indenture or in any Secured Obligations shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.06                Execution in Counterparts.

This Twenty-fourth Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; and all of which shall together constitute but one and the same instrument.

Section 6.07                Governing Law.

This Twenty-fourth Supplemental Indenture shall be construed and the rights and obligations of the parties hereunder enforced in accordance with and governed by the laws of the State of Colorado and applicable federal law, except (a) to the extent that the law of any other jurisdiction shall be mandatorily applicable; (b) to the extent that perfection, priority and enforcement and the effect of perfection, priority and enforcement of the lien of this Twenty-fourth Supplemental Indenture, notice and enforcement of remedies may be governed by the laws of any state other than the State of Colorado as provided by law (including but not limited to the applicable laws of the States); (c) that the rights, duties, obligations, privileges and immunities of the Trustee shall be governed by the laws of the jurisdiction in which the corporate trust office of the Trustee is located.

Section 6.08                Effect of Headings and Table of Contents.

The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 6.09                Successors and Assigns.

All covenants and agreements in this Twenty-fourth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 6.10                Entire Agreement.

This Twenty-fourth Supplemental Indenture embodies the entire Agreement among the parties hereto with respect to the subject matters hereof.

Section 6.11                Acceptance of Trust.

The Trustee hereby acknowledges and accepts the trusts granted hereby.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Twenty-fourth Supplemental Indenture to be duly executed by the persons thereunto duly authorized, as of the date and year first above written.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., as the Company

			By	/s/ Rick L. Gordon
[SEAL]				Rick L. Gordon
Chairman and President
Tri-State Generation and Transmission Association, Inc.
1100 W. 116th Avenue
Westminster, Colorado 80234
ATTEST:

By:	/s/ Charles J. Soehner
Charles J. Soehner
Secretary

STATE OF COLORADO	)
	)	ss.
COUNTY OF BROOMFIELD	)

The foregoing instrument was acknowledged before me this 6th day of October, 2010, by Rick L. Gordon, Chairman and President of Tri-State Generation and Transmission Association, Inc.

Witness my hand and official seal.

/s/ Penny L. McLaughlin
Notary Public
(Notary Seal)
My commission expires: 09/11/2014

Signature page for Supplemental Master Mortgage Indenture No. 24

S-1

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

			By:	/s/ Gretchen L. Middents
Gretchen L. Middents
[SEAL]				Vice President, Corporate, Municipal & Escrow Services
Wells Fargo Bank, National Association
1740 Broadway
MAC C7300-107
Denver, CO 80274-0002

STATE OF COLORADO	)
	)	ss.
COUNTY OF ADAMS	)

The foregoing instrument was acknowledged before me this 7th day of October, 2010, by Gretchen L. Middents, Vice President of Wells Fargo Bank, National Association.

Witness my hand and official seal.

/s/ Lisa M. Steele
Notary Public
(Notary Seal)
My commission expires: May 23, 2011

Signature page for Supplemental Master Mortgage Indenture No. 24

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ATTACHMENT 1

[Form of First Mortgage Bond]

THIS BOND (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS BOND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS BOND MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS BOND AGREES FOR THE BENEFIT OF TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC. (THE “COMPANY”) THAT (A) THIS BOND MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (III) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, IF THE COMPANY SO REQUESTS) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS BOND FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC” or the “Depositary”), to the issuer or its agent for registration of transfer, exchange or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for Bonds in definitive registered form, this Bond may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

6.000% FIRST MORTGAGE BONDS, DUE JUNE 15, 2040

$[ ]	October 8, 2010
No. [ ]	CUSIP 89566E AD0

FOR VALUE RECEIVED, TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a cooperative corporation duly organized under the law of the State of Colorado (the “Company”), hereby promises to pay to CEDE & CO., or registered assigns, at the principal corporate trust office of the Trustee, in Minneapolis, Minnesota, the principal sum of [DOLLAR AMOUNT] Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of this Bond), in lawful money of the United States of America and in immediately available funds, on June 15, 2040, and to pay interest, in like money and funds (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal amount of this Bond for the period commencing on June 8, 2010 until this Bond shall be paid in full, at a rate equal to six percent (6.000%) per annum, payable semiannually on June 15 and December 15 of each year, commencing December 15, 2010 (each an “Interest Payment Date”) to the person in whose name the Bond is registered at the close of business on the regular record date for such interest, which shall be June 1 or December 1, respectively (each a “Regular Record Date”) (whether or not a Business Day), as the case may be, immediately preceding each such interest payment date, and at final maturity.

This Bond is one of an authorized series of Bonds referred to as 6.000% First Mortgage Bonds, due June 15, 2040, (together, the “Bonds”), in the total aggregate principal amount of $500,000,000, issued pursuant to and subject to the Master First Mortgage Indenture, Deed of Trust and Security Agreement, Amended, Restated and Effective as of December 15, 1999, between the Company and Wells Fargo Bank, National Association, a national banking association (as successor through consolidation to Wells Fargo Bank West, National Association), as Trustee, as previously amended by twenty-three supplemental indentures and as further supplemented by the Supplemental Master Mortgage Indenture No. 24, effective as of October 8, 2010, as may be amended (the “Twenty-fourth Supplement”) (as so supplemented and as further amended or supplemented according to its terms, the “Master Indenture”). Terms used but not defined in this Bond have the respective meanings assigned to them in the Master Indenture.

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TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

By
Name: Rick L. Gordon
Its Chairman and President

(SEAL)

Attest:

Secretary

3

REVERSE OF 6.000% FIRST MORTGAGE BONDS DUE JUNE 15, 2040

This Bond is one of the duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company, of the series hereinafter specified, all issued or to be issued pursuant to and subject to the Master First Mortgage Indenture, Deed of Trust and Security Agreement, Amended, Restated and Effective as of December 15, 1999, between the Company and Wells Fargo Bank, National Association, a national banking association (as successor through consolidation to Wells Fargo Bank West, National Association), as Trustee, as previously amended by twenty-three supplemental indentures and as further supplemented by the Supplemental Master Mortgage Indenture No. 24, effective as of October 8, 2010, as may be amended (the “Twenty-fourth Supplement”) (as so supplemented and as further amended or supplemented according to its terms, the “Master Indenture”).

This Bond may be redeemed in accordance with the procedures set forth in the Master Indenture on not less than 30 nor more than 60 days’ notice given as provided in the Master Indenture, as a whole or in part, at any time at the option of the Company, at the “Make-Whole Price” equal to the greater of (i) 100% of the principal amount of the Bonds being redeemed and (ii) as determined by an Independent Investment Banker, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date; provided, however, that installments of interest on the bonds that are due and payable on an interest payment date falling on or prior to the relevant redemption date will be payable to the Holders of such Bonds registered as such at the close of business on the Special Record Date established by the Trustee pursuant to Section 1.02 of the Master Indenture.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, plus 0.30%.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities having a maturity comparable to the remaining term of such Bonds.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated “Composite 3:30 p.m. Quotations for U.S. Government Securities,” or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury

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Dealer Quotations for such redemption date (provided that, if there are at least four Reference Treasury Dealers, the average of the Reference Treasury Dealer Quotations shall be calculated after excluding the highest and lowest such Reference Treasury Dealer Quotations), or (B) if the Company obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Reference Treasury Dealer” means Credit Suisse Securities (USA) LLC and its respective successors; provided, however, that if the foregoing is not a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will appoint another Primary Treasury Dealer as a substitute.

“Reference Treasury Dealer Quotations” means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day next preceding such redemption date.

If less than all the Bonds are to be redeemed, the Trustee will select the Bonds to be redeemed by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Bonds in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. So long as Cede & Co., as nominee for DTC, is the sole registered Holder of the Bonds, partial redemptions will be administered in accordance with DTC procedures, which may require such partial redemptions to be determined by lot. In the event of a partial redemption of the Bonds, the Company will issue new Bonds for the unredeemed portion in the name of each Holder of the partially redeemed Bonds.

The Company will send each Holder of Bonds to be redeemed notice of the redemption pursuant to Section 1.04 and 10.04 of the Master Indenture not less than 30 nor more than 60 days prior to the redemption date.

Unless the Company defaults in payment of the redemption price and accrued interest, if any, the portion of Bonds called for redemption will no longer accrue interest on and after the redemption date.

The Master Indenture contains provisions for defeasance of the entire indebtedness of the Bonds of this series upon compliance by the Company with certain conditions set forth in the Master Indenture.

If an Event of Default with respect to the Bonds of this series shall occur and be continuing, the unpaid principal of the Bonds of this series may be declared due and payable in the manner and with the effect provided in the Master Indenture. The Master Indenture also provides that no transfer of this Bond may be made by a Holder of this Bond unless such Holder either endorses hereon the amount of principal paid hereon and the last day to which interest has

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been paid, or surrenders this Bond to the Company in exchange for a new Bond pursuant to Section 2.05 of the Master Indenture.

The Master Indenture permits, with certain exceptions as therein provided, the amendment thereof and modification of the rights and obligations of the Company and the rights of the Holders of Secured Obligations, including the Bonds, under the Master Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Secured Obligations at the time Outstanding. The Master Indenture also permits the Holders of not less than a majority in aggregate principal of the Outstanding Secured Obligations to, under certain circumstances, waive, on behalf of the Holders of all Secured Obligations, compliance by the Company with certain provisions of the Master Indenture and certain past defaults under the Master Indenture and their consequences.

As provided in the Master Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Secured Obligation Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Bond is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Secured Obligation Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more Bonds of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Bond is a Secured Obligation under the terms of the Master Indenture and is secured thereunder on a parity with other Secured Obligations. In the event of the occurrence and continuance of an Event of Default under the Master Indenture, the Trustee shall enforce the remedies set forth under the Master Indenture for the benefit of all of the Holders of Secured Obligations in the manner specified in the Master Indenture.

The Bonds of this series are not subject to any sinking fund.

The Bonds are entitled to the benefit of the lien under the Master Indenture.

Each Holder, by accepting a Bond, agrees to be bound by all the terms and provisions of the Master Indenture, as the same may be amended from time to time in accordance with its terms.

Unless the certificate of authentication hereon has been executed by the Trustee or an authenticating agent under the Master Indenture by manual signature, this Bond shall not be entitled to any benefit under the Master Indenture or be valid or obligatory for any purpose.

This Bond shall be governed by, and construed in accordance with, the law of the State of New York.

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EXHIBIT A-23

to the Supplemental Master Mortgage Indenture No. 24

A full copy of the Twenty-fourth Supplemental Indenture with the full Exhibit A-23 relevant to each individual state is being filed of record with the Secretary of State of each of the States of Arizona, Colorado, Kansas, Nebraska, New Mexico and Wyoming. Counterparts of this Twenty-fourth Supplemental Indenture that are being filed in counties in Arizona, Colorado, Kansas, Nebraska and Wyoming contain an Exhibit A-23 which identifies the fee owned property acquired by the Company and not previously described in the Original Indenture in that particular county and those easements acquired by the Company and not previously described in the Original Indenture in that particular county. In New Mexico, a notice of the recordings filed in the public utility filings of the New Mexico Secretary of State is filed in each appropriate New Mexico county.

EXHIBIT B

to the Supplemental Master Mortgage Indenture No. 24

LIST OF CERTAIN CONTRACTS SUBJECT TO THE LIEN OF THE INDENTURE

I

1)                Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Big Horn Rural Electric Company, dated July 1, 2007.

2)                Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Carbon Power & Light, Inc., dated July 1, 2007.

3)                Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Central New Mexico Electric Cooperative, Inc., dated July 1, 2007.

4)                Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Chimney Rock Public Power District, dated July 1, 2007.

5)                Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Columbus Electric Cooperative, Inc., dated July 1, 2007.

6)                Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Continental Divide Electric Cooperative, Inc., dated July 1, 2007.

7)                Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Delta-Montrose Electric Association, dated November 1, 2001.

8)                Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Empire Electric Association, Inc., dated July 1, 2007.

9)                Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Garland Light & Power Company, dated July 1, 2007.

10)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Gunnison County Electric Association, Inc., dated July 1, 2007.

11)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and High Plains Power, Inc., dated July 1, 2007.

12)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and High West Energy, dated July 1, 2007.

13)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Highline Electric Association, dated July 1, 2007.

14)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Jemez Mountains Electric Association, Inc., dated July 1, 2007.

15)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and K.C. Electric Association, dated July 1, 2007.

16)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Kit Carson Electric Cooperative, Inc., dated November 1, 2001.

17)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and La Plata Electric Association, Inc., dated July 1, 2007.

18)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and The Midwest Electric Cooperative Corporation, dated July 1, 2007.

19)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Mora-San Miguel Electric Cooperative, Inc., dated July 1, 2007.

20)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Morgan County Rural Electric Association, dated July 1, 2007.

21)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Mountain Parks Electric, Inc., dated July 1, 2007.

22)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Mountain View Electric Association, Inc., dated July 1, 2007.

23)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Niobrara Electric Association, Inc., dated July 1, 2007.

24)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Northern Rio Arriba Electric Cooperative, Inc., dated July 1, 2007.

25)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Northwest Rural Public Power District, dated July 1, 2007.

26)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Otero County Electric Cooperative, Inc., dated July 1, 2007.

27)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Panhandle Rural Electric Membership Association, dated July 1, 2007.

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28)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Poudre Valley Rural Electric Association, Inc., dated July 1, 2007.

29)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Roosevelt Public Power District, dated July 1, 2007.

30)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and San Isabel Electric Association, Inc., dated July 1, 2007.

31)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and San Luis Valley Rural Electric Cooperative, Inc, dated July 1, 2007.

32)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and San Miguel Power Association, Inc., dated July 1, 2007.

33)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Sangre De Cristo Electric Association, Inc., dated July 1, 2007.

34)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Sierra Electric Cooperative, Inc., dated July 1, 2007.

35)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Socorro Electric Cooperative, Inc., dated July 1, 2007.

36)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Southeast Colorado Power Association, dated July 1, 2007.

37)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Southwestern Electric Cooperative, Inc., dated July 1, 2007.

38)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Springer Electric Cooperative, Inc., dated July 1, 2007.

39)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and United Power, Inc., dated July 1, 2007.

40)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Wheat Belt Public Power District, dated July 1, 2007.

41)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Wheatland Rural Electric Association, Inc., dated July 1, 2007.

42)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and White River Electric Association, Inc., dated July 1, 2007.

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43)         Contract for Wholesale Electric Service by and between Tri-State Generation and Transmission Association, Inc. and Wyrulec Company, dated July 1, 2007.

44)         Wholesale Electric Service Contract between Tri-State Generation and Transmission Association, Inc. and Y-W Electric Association, Inc., dated July 1, 2007.

II

Power Purchase Agreement, dated March 1, 2006, between Tri-State Generation and Transmission Association, Inc. and Basin Electric Power Cooperative, Inc.

Power Purchase Agreement, dated July 12, 1996, between Tri-State Generation and Transmission Association, Inc. and Basin Electric Power Cooperative, Inc.(1)

Power Purchase Agreement, dated November 3, 1986, between Public Service Company of Colorado and Tri-State Generation and Transmission Association, Inc.

Power Purchase Agreement, dated June 29, 1990, between Public Service Company of Colorado and Tri-State Generation and Transmission Association, Inc.

Power Purchase Agreement, dated April 1, 1992, between Public Service Company of Colorado and Tri-State Generation and Transmission Association, Inc.

Power Purchase Agreement, dated November 9, 1989, between PacifiCorp and Tri-State Generation and Transmission Association, Inc.

Power Purchase Agreement, dated September 19, 2000, and Amendment No. 1, dated May 25, 2007, between Public Service Company of Colorado and Tri-State Generation and Transmission Association, Inc. (Knutson Station)

Power Purchase Agreement, dated September 19, 2000, and Amendment No.1, dated May 25, 2007, between Public Service Company of Colorado and Tri-State Generation and Transmission Association, Inc. (Limon Station)

Power Purchase Agreement, dated January 21, 2008, and Amendment No. 1, dated July 1, 2008, between Brush Cogeneration Partners and Tri-State Generation and Transmission Association, Inc.

Power Purchase Agreement, dated March 31, 2008, between Thermo Cogeneration Partnership LP. and Tri-State Generation and Transmission Association, Inc.

(1) Sheridan-Johnson Rural Electric Association withdrew as a member of Tri-State, merged with another cooperative, Tri-County Electric Association, and became Powder River Energy Corporation, which became a member of Basin Electric Power Cooperative. Pursuant to the Power Purchase Agreement between Basin and Tri-State, the entities agreed to maintain the integrity of the original Sheridan-Johnson all-requirements wholesale power contract.

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Power and Transmission Services Agreement, dated April 15, 1992, among Tri-State Generation and Transmission Association, Inc., Public Service Company of Colorado, and PacifiCorp Electric Operations

Product Sales Agreement between Tri-State Generation and Transmission Association, Inc., Plains Electric Generation and Transmission Cooperative, Inc. and Durango McKinley Paper Company (f/k/a McKinley Paper Company), dated November 11, 1992 and amended by Amendment No. 1 dated June 29, 1993, and Amendment No. 2 dated June 7, 2004.

III

San Juan Agreements

San Juan Unit 3 Purchase Agreement, dated June 1, 1994, between Century Power Corporation and Tri-State Generation and Transmission Association, Inc.

Assignment and Assumption Agreement, dated January 2, 1996, with Century Power Corporation.

Assignment and Amendment No. 2 to Assumption Agreement, dated January 2, 1996, with Century Power Corporation, Tucson Electric Power Company, and Southern California Public Power Authority.

Assignment and Assumption of Easement and License, dated January 2, 1996, with Century Power Corporation.

Assignment and Amendment No. 2, dated January 2, 1996, to Amended and Restated Interconnection Agreement, dated October 7, 1992, with Century Power Corporation, Tucson Electric Power Company, and Southern California Public Power Authority.

San Juan Project Participation Agreement Among Public Service Company of New Mexico; Tucson Electric Power Company; The City of Farmington, New Mexico; M-S-R Public Power Agency; The Incorporated County of Los Alamos, New Mexico; Southern California Public Power Authority; City of Anaheim; Utah Associated Municipal Power Systems; and Tri-State Generation and Transmission Association, Inc., dated March 23, 2006 and effective July 1,2006.

Craig Station Unit Nos. 1 and 2 Agreements

Yampa Project Amended and Restated Participation Agreement, dated March 9, 1992, among PacifiCorp, Public Service Company of Colorado, Platte River Power Authority, Salt River Project Agricultural Improvement and Power District, and Tri-State Generation and Transmission Association, Inc.

Amended and Restated Common Facilities Agreement, dated March 9, 1992, among Project Participants.

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Laramie River Station Nos. 1, 2 and 3 Agreements

Missouri Basin Power Project Laramie River Electric Generating Station and Transmission System Participation Agreement, effective May 25, 1977, among the Missouri Basin Power Project Participants, and Amendment Nos. 1 through 9, dated as follows: 1: March 15, 1977; 2: March 16, 1977; 3: August 1, 1982; 4: September 1, 1982; 5: May 2, 1983; 6: March 1, 1986; 7: September 15, 1986; 8: June 10, 1997; and 9: April 16, 1999.

Missouri Basin Power Project Laramie River Electric Generating Station and Transmission System Operating Supplement, dated November 15, 1979, and Amendment No. 1, dated August 1, 1982, and Amendment No. 2, dated June 10, 1997, among the Missouri Basin Power Project Participants.

Missouri Basin Power Project Laramie River Electric Generating Station and Transmission System Power and Energy Sales Supplement, dated January 25, 1982, and Amendment No. 1, dated June 10, 1997.

Agreement between Tri-State Generation and Transmission Association, Inc. and Basin Electric Power Cooperative for Operation, Maintenance and Dispatching of Certain Transmission Facilities of the Missouri Basin Power Project, dated May 9, 1990.

Algodones Agreement

Algodones Participation Agreement Between Public Service Company of New Mexico and Tri-State Generation and Transmission Association, Inc., dated effective July 1, 2000.

Springerville Unit No. 3

Springerville Project Agreement dated as of April 15, 1987 among Tucson Electric Power Company, San Carlos Resources Inc., Alamito Company and Madera Resources, Inc. and as amended by Amendment No. 1 dated as of December 15, 1992, to the Springerville Project Agreement, between Tucson Electric Power Company, an Arizona corporation, and San Carlos Resources Inc., an Arizona corporation, and as amended by Amendment No. 2 and Agreement Regarding Accession to Springerville Project Agreement dated as of October 20, 2003 by and among Tucson Electric Power Company, San Carlos Resources Inc., Tri-State Generation and Transmission Association, Inc. and Springerville Four, LLC.

Participation Agreement dated as of October 21, 2003 among Tri-State Generation and Transmission Association, Inc., as Construction Agent and as Lessee, Wells Fargo Delaware Trust Company, not in its individual capacity, except as expressly provided herein, but solely as Independent Manager, Springerville Unit 3 Holding LLC, as Owner Lessor, Springerville Unit 3 OP LLC, as Owner Participant, and Wilmington Trust Company, not in its individual capacity but solely as Series A Pass Through Trustee and Series B Pass Through Trustee and as Indenture Trustee.

Support and Operating Agreement by and between Springerville Unit 3 Holding LLC, as Owner of the Springerville Expansion Project — Unit 3 and Tucson Electric Power Company,

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as Owner, Lessee and Operator of the Springerville Generation Station, dated as of October 20, 2003 and as amended by Amendment No. 1 to Support and Operating Agreement by and between Springerville Unit 3 Holding LLC and Tucson Electric Power Company dated as of October 21, 2003. Pursuant to the Participation Agreement identified above, Tri-State became a party (as assignee of Springerville Unit 3 Holding LLC) to this agreement on July 28, 2006.

Shared Facilities Agreement, dated as of October 20, 2003, and as amended by Amendment No.1, dated effective as of January 1, 2009 and Amendment No. 2 dated effective January 1, 2010, by and between Springerville Unit 3 Holding LLC and Springerville Four, LLC. Pursuant to the Participation Agreement identified above, Tri-State became a party (as assignee of Springerville Unit 3 Holding LLC) to this agreement on July 28, 2006.

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REVISED

EXHIBIT E-20

Description of the Secured Obligations Under This Indenture
On the Date of Execution and Delivery of this Indenture

Tri-State Generation and Transmission Association, Inc. Electric System Secured Obligations Series 2010A
Secured Obligation (Bond Purchase Agreement)

Note No.	Issue Date	Stated Principal Amount	Interest Rate(s)	Stated Maturity Date
First Mortgage Bonds	6/8/2010	$400,000,000	6.00%	6/15/2040
First Mortgage Bonds	10/8/2010	$100,000,000	6.00%	6/15/2040

E - 20

EXHIBIT H-23

Recording Data of the Original Indenture,

The First Supplemental Indenture,

the Second Supplemental Indenture,

the Third Supplemental Indenture,

the Fourth Supplemental Indenture,

the Fifth Supplemental Indenture,

the Sixth Supplemental Indenture,

the Seventh Supplemental Indenture,

the Eighth Supplemental Indenture,

the Ninth Supplemental Indenture,

the Tenth Supplemental Indenture,

the Eleventh Supplemental Indenture,

the Twelfth Supplemental Indenture,

the Thirteenth Supplemental Indenture,

the Fourteenth Supplemental Indenture,

the Fifteenth Supplemental Indenture,

the Sixteenth Supplemental Indenture,

the Seventeenth Supplemental Indenture,

the Eighteenth Supplemental Indenture,

the Nineteenth Supplemental Indenture,

the Twentieth Supplemental Indenture,

the Twenty-first Supplemental Indenture,

Twenty-second Supplemental Indenture

and the Twenty-third Supplemental Indenture

for the Purpose of Providing

Access to the Full and Complete Descriptions

of All Property Encumbered Thereby

(Less Property Released of Record)

and in the case of filings in Kansas, Nebraska and Wyoming,

Full Descriptions of Property Encumbered

in Kansas, Nebraska and Wyoming.

Exhibit H-23 cover page to Supplemental Master Mortgage Indenture No. 24

EXHIBIT H-23

RECORDING INFORMATION FOR

               COUNTY, [STATE]

County	Document	Recording Information	Date of Recording
Original Indenture
Supplement 1
Supplement 2
Supplement 3
Supplement 4
Supplement 5
Supplement 6
Supplement 7
Supplement 8
Supplement 9
Supplement 10
Supplement 11
Supplement 12
Supplement 13
Supplement 14
Supplement 15
Supplement 16
Supplement 17
Supplement 18
Supplement 19
Supplement 20
Supplement 21
Supplement 22
Supplement 23